SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  November 18, 2002



                     McMoRan Exploration Co.


   Delaware                001-07791              72-1424200
(State or other          (Commission            (IRS Employer
jurisdiction of          File Number)           Identification
incorporation or                                   Number)
  organization)

                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000


Item 5. Other Events and Regulation FD Disclosures
We announce a discovery at the South Marsh Island Block 223 exploratory well (Exhibit 99.1).

                            SIGNATURE
                       ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              McMoRan Exploration Co.


                              By:  /s/ C. Donald Whitmire, Jr.
                                   ------------------------------
                                       C. Donald Whitmire, Jr.
                                    Vice President & Controller-
                                        Financial Reporting
                                      (authorized signatory and
                                    Principal Accounting Officer)


Date:  November 18, 2002

                         McMoRan Exploration Co.
                             Exhibit Listing
Exhibit
Number
99.1   Press release dated November 18, 2002 "McMoRan
Exploration Co. Announces Discovery At South Marsh Island Block
223 Exploratory Well (JB Mountain Prospect)."